UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                                   Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                 Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Patricia A. Rogers

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                         Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund (TBGVX)

Tweedy, Browne Global Value Fund II – Currency Unhedged (TBCUX)

Tweedy, Browne Value Fund (TWEBX)

Tweedy, Browne Worldwide High Dividend Yield Value Fund (TBHDX)

March 31, 2016

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2016

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note

Over the last few calendar years, the Tweedy, Browne Funds have trailed their respective benchmark indexes as rapidly declining interest rates and massive flows into index funds fueled high and escalating equity valuations, resulting in a widening spread in favor of growth over value strategies. During this period, growth in equity prices far outstripped growth in underlying corporate profits (which have been anemic at best) with the bulk of returns taking the form of expanding price/earnings ratios. We have witnessed similar periods of irrational exuberance three different times in the last 18 years – in the run-up in valuations during the technology bubble between 1998 and 2000; the credit fueled expansion between 2005 and 2007; and today’s liquidity driven market. In each of these periods, value investors such as ourselves underperformed as valuations climbed to levels that were simply unsustainable. This too shall pass, and we believe the screw appears to be turning as we write. With the exception of the Worldwide High Dividend Yield Value Fund, which modestly underperformed its benchmark over the last three months, our remaining three Funds all outperformed their benchmarks in the first calendar quarter of this year, which led to an index-beating result, albeit negative, over the last fiscal year in our two global value funds.

Presented below are the results of the Tweedy, Browne Funds for various periods through March 31, 2016, with comparisons to their respective benchmark indexes.

Period Ended 3/31/16	Tweedy, Browne Global Value Fund*	MSCI EAFE Index (Hedged to US$)(1)(2)†	MSCI EAFE Index (in US$)(1)(2)†
3 Months	-2.33%	-6.25%	-3.01%
6 Months	0.16	-0.28	1.56
1 Year	-7.08	-10.98	-8.27
3 Years	2.65	6.35	2.23
5 Years	5.51	6.18	2.29
10 Years	4.37	2.28	1.80
15 Years	6.19	2.98	4.35
20 Years	8.42	5.00	4.12
Since Inception (6/15/93)(3)	9.18	5.48	4.81
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.37% and 1.38%††, respectively

Period Ended 3/31/16	Tweedy, Browne Global Value Fund II – Currency Unhedged*‡	MSCI EAFE Index (in US$)(1)(2)†
3 Months	-0.77%	-3.01%
6 Months	0.37	1.56
1 Year	-6.79	-8.27
3 Years	0.50	2.23
5 Years	3.65	2.29
Since Inception (10/26/09)(3)	5.24	3.59
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.38% and 1.40%††‡, respectively

Period Ended 3/31/16	Tweedy, Browne Value Fund*§	MSCI World Index (Hedged to US$)(1)(5)†	S&P 500/ MSCI World Index (Hedged to US$)(1)(4)(5)†¶
3 Months	-1.51%	-1.81%	-1.81%
6 Months	1.75	4.33	4.33
1 Year	-8.09	-4.43	-4.43
3 Years	2.71	8.82	8.82
5 Years	5.58	8.38	8.38
10 Years	4.69	4.43	4.55
15 Years	4.49	4.32	4.35
20 Years	6.93	6.27	6.73
Since Inception (12/8/93)(3)	7.98	6.96	7.86
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.37% and 1.38%††, respectively
¶ S&P 500 Index (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present)

Period Ended 3/31/16	Tweedy, Browne Worldwide High Dividend Yield Value Fund*§	MSCI World Index(1)(5) (in US$)†
3 Months	-1.46%	-0.35%
6 Months	0.81	5.13
1 Year	-9.03	-3.45
3 Years	0.70	6.82
5 Years	3.48	6.51
Since Inception (9/5/07)(3)	2.41	2.82
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.36% and 1.38%††, respectively 30-Day Standardized Yield as of 3/31/16: 2.35%

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. See pages II-6 and II-7 for footnotes 1 through 5, which describe the indexes and inception dates of the Funds. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index, unlike an index fund. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

†† The Funds do not impose any front-end or deferred sales charges. However, the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce any performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

‡ Prior to January 1, 2015, the Adviser had contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Value Fund II – Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses (“excluded expenses”)) at no more than 1.37%. This arrangement terminated on December 31, 2014. The Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that, after giving effect to such repayment, the Fund’s adjusted total annual fund operating expenses, not including any excluded expenses, would not exceed 1.37% on an annualized basis. As of April 1, 2016, there are no waivers or reimbursements subject to repayment by the Fund. The performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed through December 31, 2014.

§ The Value Fund’s and the Worldwide High Dividend Yield Value Fund’s performance data shown would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999 (for the Value Fund) and from September 5, 2007 through December 31, 2013 (for the Worldwide High Dividend Yield Value Fund).

¿                                                                                          ¿

Here are some of the facts associated with our results to date as they compare to the MSCI World Index and the MSCI EAFE Index:

•	The indexes do not include fees and expenses and are fully invested at all times, while our Fund results are net of fees and reflect average cash levels over the last several years of 10% to 20%.

•	The fundamental risk, in our opinion, remains low in our Fund portfolios, which consist for the most part of larger capitalization, higher quality businesses with low leverage and, often, a history of consistent and growing dividends, priced at the time of purchase to afford what we believe to be significant collateral value protection. While we do not view volatility as risk, for those that do, the standard deviation of returns of our Fund portfolios has compared favorably to that of their respective benchmark indexes. (Standard deviation is the statistical measurement of dispersion about an average, depicting how widely a fund’s returns have varied over a certain period of time.)

•

On a market capitalization weighted basis, the MSCI World Index as of March 31, 2016 had 59% of its value in U.S. domiciled equities and 8% of its value in Japanese equities, versus 44% and 1%, respectively, for the Value Fund, and 22% and 0% for the Worldwide High Dividend Yield Value Fund. In addition, the MSCI EAFE Index had 22% of its assets in Japanese equities versus 1.4% and 2.2%, respectively, for the Global Value Fund and Global Value Fund II – Currency Unhedged.

•

Together, the U.S. and Japan accounted for 86% of the return of the MSCI World Index over the last three calendar years; while Japan alone accounted for 38% of the performance of the MSCI EAFE Index. Price/earnings multiples in the U.S. and Japan have remained high, averaging approximately 17x and 18x, respectively, over the period October 2011-January 2016. Being underweighted in these two countries, where valuations have been high and (in the case of Japan) above-average dividends scarce has been a significant impediment to our ability to achieve index-besting returns during this period.

•

During 2014 and 2015, the performance spread between the value component of these benchmarks and the growth components (1,077 basis points for the MSCI World Index and 1162 basis points for the MSCI EAFE Index) widened to levels last seen in 2007, immediately before the financial crisis, and before that, leading up to the bursting of the technology bubble in 2000. The chart below illustrates this dichotomy for the last calendar year.

Source: “Too Much Momentum Is Hazard for U.S. Stocks Stuck in Neutral,” by Joseph Ciolli, Bloomberg.com, January 4, 2016. Used with permission of Bloomberg L.P. Copyright© 2016. All rights reserved. Past performance is no guarantee of future results.

As we’ve discussed in recent letters, we believe that virtually all of the relative underperformance of our Funds versus their respective benchmarks in 2014 and 2015 is explained by our Funds’ cash positions, their underweightings in Japan and, with respect to the Value Fund and Worldwide High Dividend Yield Value Fund, the U.S., poor relative currency translations in our unhedged Funds, and a few positions in oil & gas and Asian-related bank stocks. The cash reserves were, for the most part, residual and reflected our inability to find enough undervalued securities in this momentum driven market; the underweightings in Japan and the U.S. are understandable in light of valuations; currency translations are beyond our control and have been volatile to say the least; and our oil & gas and Asian related bank stocks to date simply haven’t met our expectations.

As we write, with the exception of the Worldwide High Dividend Yield Value Fund, year-to-date, our Funds are once again besting their benchmark indexes, which has allowed our two Global Value Funds to also move ahead of their benchmarks for the twelve months ending March 31, 2016. In the past, periods of underperformance have almost always been followed by periods of relative outperformance. While this pattern is not guaranteed, nothing has significantly changed at Tweedy, Browne in terms of people, process, or approach, and we hope that Tweedy’s successful past will be prologue for the future.

Impact of Volatile Currencies

Low to negative interest rate policies outside the U.S. have been in part responsible for increasing volatility in foreign currencies and the continued strength of the U.S. dollar. Commercial banks must now pay the European Central Bank, the Danish National Bank, the Swedish National Bank, the Swiss National Bank, and, more recently, the Bank of Japan to hold their reserves. The sovereign bonds (two-year maturities) of 12 European countries and Japan now carry negative interest rates. The increase in currency volatility that these low and negative interest rate policies have in part spawned has had significant impact on unhedged returns over the last several years. For example, shareholders in our unhedged Funds (Global Value II and Worldwide High Dividend Yield Value) were diluted during this period by the strong U.S. dollar, while shareholders in our currency hedged Funds (Global Value and Value) were largely protected from poor currency translations. However, with the U.S. dollar weakening in the first quarter, currency hedging over the last fiscal year had a negative impact on the returns of our two hedged Funds.

As a reminder, in our Global Value and Value Funds, our practice is to hedge what we believe to be our “perceived” foreign currency exposure, as opposed to fully hedging our “nominal” exposure. This means that many of our larger multi-national portfolio companies that have significant revenues and earnings in the U.S. dollar are not fully hedged, but rather are partially hedged to the extent of their approximate non-U.S. dollar revenues and earnings (as of March 31, 2016, 71% and 68% of the Global Value and Value Funds’ foreign currency exposure, respectively, was hedged back into the U.S. dollar). For example, a company such as Nestlé, which earns a substantial amount of its profits in U.S. dollars, is only partially hedged. We believe that its U.S. dollar revenues and earnings act as an implicit hedge. When the U.S. dollar strengthens versus the Swiss franc, Nestlé’s U.S. dollar based earnings translate into more Swiss francs, thereby boosting Nestlé’s Swiss franc earnings and intrinsic value, which offsets to some extent the U.S. dollar based investor’s loss from the translation of a weak Swiss franc back into a strong U.S. dollar. To fully hedge the currencies of companies such as Nestlé would, in our opinion, be to overhedge those positions. The hedged MSCI World and EAFE Indexes, on the other hand, are fully hedged back into the U.S. dollar, which puts our currency hedged Funds at somewhat of a competitive performance disadvantage versus those indexes when the U.S. dollar is very strong, as it has been over the last several years.

Our Fund Portfolios

Please note that individual companies discussed herein were held in one or more of our Funds during the fiscal year, but were not necessarily held in all four of our Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies as of March 31, 2016.

Global equity markets over the last year are perhaps best characterized by a roller coaster ride, with the violent down-tick of late last summer followed by a resurgence in equity prices in the late fall that led to another comeuppance as we headed into the new year, only to be followed again by a run-up in equity valuations in late February and March. When the dust settled, there was very little change in U.S. equity valuations as measured by the S&P 500 year over year; however, non-U.S. equity valuations in developed markets, as measured by the MSCI EAFE Index, finished the twelve months ended March 31, 2016 down approximately 11% in local currency and 8% in U.S. dollars. While we welcomed this volatility for the opportunities it brought, our Funds did lose some ground on an absolute basis over the last fiscal year. Perhaps the greatest impact from the market’s turbulence in the Funds’ portfolios occurred in our oil & gas, bank, and pharmaceutical holdings. Oil prices became increasingly more volatile over the last year, negatively impacting our oil related stocks; difficulties in the oil patch, together with increasing uncertainty surrounding China’s economy, dragged down our Asian related bank holdings; and our pharmaceutical stocks in part faced political headwinds.

Energy related holdings such as Halliburton and oil & gas production companies such as Devon Energy, Cenovus, Total, and Royal Dutch were up and down over the last fiscal year (mostly down), as oil prices vascillated between $30 and $60 per barrel, even dipping down into the $20s briefly after calendar year-end. While your crystal ball is as good as ours, we continue to believe that, given industry demand and cost considerations, oil prices are likely to move higher over the longer term, and if that indeed bears out, we are well positioned in what we feel is a diversified and undervalued group of companies in the sector. We also have little doubt that the oil companies currently in our Fund portfolios have the financial resources to weather this period of lower energy prices.

While our bank stocks as a group were being buffeted by slowing global growth, increasing concern about the Chinese economy and collapsing oil prices, it is our position in Standard Chartered Bank that has to date proven to be the most disappointing. As you know from our prior letters, we first purchased shares in this emerging market dependent bank back in 2013, after it had declined from 18 pounds to approximately 13 pounds per share, a price we felt did not adequately account for its future prospects. As Will Browne has sometimes said, “there is a fine line between being early and being wrong.”

At the time of purchase, Standard Chartered, in our view, was conservatively financed, traded at a significant discount to our estimates of its intrinsic value, and paid an attractive dividend. That dividend was omitted last November due to mounting capital concerns, loan losses and uncertainty associated with the bank’s oil & gas loan book. As of fiscal year-end, Standard Chartered was priced at roughly 50% of its tangible per share net asset value (book value). If Standard Chartered’s earnings power were to recover to a 10% return on tangible equity (based on today’s book value), it would generate a 20% after-tax earnings yield on the current price. In other words, the current stock price would be 5 times after-tax earnings, if earnings recover to a 10% return on equity. In the past, banks in Asia have been acquired at significant premiums to tangible net asset value and at more than 10 times after-tax earnings. The bank is in the midst of a restructuring with new management, and appears to be taking all the right steps to put it back into a more competitive and more profitable position. That said, the near-term headwinds are significant. We continue to monitor the position carefully, and have eliminated it from our Worldwide High Dividend Yield Value Fund because it suspended its dividend.

As you also may know, we have investments in two Singapore banks, DBS Group and United Overseas Bank, both of which, in our view, are high quality, conservatively financed, and well-managed banking institutions that have significant growth prospects and currently pay us very attractive, 3% to 4% annual dividend yields. These bank investments have not been getting the votes from “Mr. Market” over the near term; however, over the longer term, China and other parts of Asia will, in our opinion, continue to grow at rates in excess of the growth rates found in most of the Western world, and we believe these banks should remain significant beneficiaries of that growth.

Despite near term challenges in our oil & gas, bank, and pharmaceutical stocks, the bulk of our Fund holdings made financial progress during the year. With markets in a state of flux, it is not surprising that it was some of the more defensive components of our Fund portfolios that performed the best over the last year. This included tobacco holdings such as Imperial Brands, Philip Morris and British American Tobacco; the Dutch and UK based food giant, Unilever; and beverage companies such as Diageo, Heineken and the Chilean Coca-Cola bottler, Embotelladora Andina. We also had strong results in our technology companies, Cisco and Google (now Alphabet), which, when we purchased them a few years ago, were simply too cheap to pass up, and had solid prospects for continued growth in intrinsic value. MasterCard and Verizon were also strong contributors to the year’s returns, as was TNT Express, as its deal with Federal Express was formally approved by European regulators.

The volatility of last summer and early this year allowed us to establish some new positions in our Funds and to make additions to a number of other pre-existing positions, working down the Funds’ cash reserves somewhat. Last summer, we began purchasing shares in two Korean automobile companies and their parts manufacturer. At purchase, Hyundai Motor, Kia, and Hyundai Mobis were all trading at discounts to book value and mid-single-digit price/earnings ratios. The reputations of these companies in terms of product quality and customer satisfaction have risen dramatically over the last decade, but a strong Korean won and concerns about Chinese demand in the near term gave us a pricing opportunity in the shares.

We also established positions in MRC Global, a U.S.-based but global distributor of pipes, valves, and fittings largely for the oil & gas industry; Ebara, a medium-capitalization Japanese manufacturer of pumps, compressors, and incinerators; IBM, the information technology giant; Linde, the German industrial gas company that we had owned in the past; and, more recently, Avnet, a highly regarded global distributor of computer products and semiconductors. All five of these companies at purchase were trading at discounts from our conservative estimates of their respective intrinsic values. In addition, we believe they are financially strong and have attractive prospects for future growth in intrinsic value. Moreover, in the case of IBM, we currently receive an attractive dividend yield as we wait for value recognition in the market.

On the sell side of our Fund portfolios, we sold our remaining shares of BBA Aviation, Kuroda Electric, Samyang Holdings, Leucadia, and Imperial Brands, all of which had traded up to or near our estimates of their respective intrinsic values. As previously mentioned herein, we sold Standard Chartered in the Worldwide High Dividend Yield Value Fund. We also rationalized our oil & gas exposure somewhat by selling Cenovus, ENI, National Oilwell Varco and Vallourec, all four of which are facing more severe headwinds than most from low oil prices. We also took advantage of pricing opportunities to trim back a number of other holdings that were trading at, or marginally above, our estimates of intrinsic value, including Headlam Group, American National Insurance, Johnson & Johnson, Novartis, Roche, and Nippon Kanzai, among others.

As we write, our Fund portfolios remain, in our view, well positioned with a diversified mix of businesses that, in our estimation, are mostly reasonably valued and underleveraged and, as a group, appear to have strong future prospects, pay attractive dividends and have the financial strength to weather whatever storms may come their way. In addition, the Funds carry meaningful, but declining levels of cash reserves. Should global equity markets continue their advance despite recent volatility, our Funds should participate; however, should we revisit the instability of January and early September, we believe we are well positioned to take meaningful advantage.

Looking Forward

We have worked hard over the years to develop a “repeating golf swing” in the investment business – one that we hope will allow for some consistency of results over the longer term. While we believe our long-term records demonstrate some success in our service to shareholders, we remain humbled by the day-to-day vagaries of our capital markets, and how little control we ultimately have over our investment fortunes in the short run. The stocks we own don’t know that we own them, and therefore do not behave in ways that are always consistent with our near-term interests. We can ferret out pockets of what we believe to be undervaluation in our markets and individual securities that offer clues to future investment opportunity, but we have no assurance as to when, or if, that value will be recognized by other market participants, or by an acquirer.

In Plato’s Apology, considered by many to be one of his finest works, Plato offers his version of a speech given by Socrates over twenty-four hundred years ago where he postulated the following paradox in his lifelong quest for wisdom:

… it seems that neither of us knows anything great, but he thinks he knows something when he does not, whereas when I do not know, neither do I think I know. So it seems I am wiser than he in this one small thing, that I do not think I know what I do not know.

As with Socrates’ disdain for the arrogance of those who think they know, Benjamin Graham humbly fashioned an investment methodology focused on the knowable while protecting mightily against the unknowable. Distinguishing between investment and speculation, he required in his analysis for the former a “margin of safety,” “available for absorbing the effect of miscalculations or worse than average luck,” and placed “particular emphasis on the ability of the investment to withstand adverse developments.” In addition, Graham opined that:

Probably most speculators believe they have the odds in their favor when they take their chances, and therefore they may lay claim to a safety margin in their proceedings. Each one has the feeling that the time is propitious for his purchase, or that his skill is superior to the crowd’s, or that his adviser or system is trustworthy. But such claims are unconvincing. They rest on subjective judgment, unsupported by any body of favorable evidence or any conclusive line of reasoning. We greatly doubt whether the man who stakes money on his view that the market is heading up or down can ever be said to be protected by a margin of safety in any useful sense of the phrase… Thus, in sum, we say that to have a true investment there must be present a true margin of safety. And a true margin of safety is one that can be demonstrated by figures, by persuasive reasoning, and by reference to a body of actual experience.

While there is much that remains unknowable in financial markets, what we do know is that Graham’s “big idea” – that a common stock represents a fractional ownership interest in a business and that the essence of investment is to attempt to exploit discrepancies between the intrinsic value of a business and its price in publicly traded markets – has empirically and practically worked over the long term. We have done our best at Tweedy, Browne over these past 95 years to hone an investment organization that can execute on Graham’s promise. It is fair to say that our “road to Damascus” moment as an organization came when our forebears first met Ben Graham and adopted the tenets of his approach, and, to the extent we have achieved some success along the way, it can be largely explained by our steadfast commitment to that discipline. Today’s investment team remains unwaveringly dedicated to those principles, and we are confident that they will continue to serve us well over the long term.

Thank you for investing with us, and for your continued confidence. We work hard to earn and keep your trust, and we believe it is critical to our mutual success.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2016

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the Fund’s benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to US$) as its benchmark. The S&P 500 Index is a capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and

different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2015 to March 31, 2016.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 14 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs (if the shareholder redeemed during the applicable redemption period) would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15 – 3/31/16	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15 – 3/31/16	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,001.60	$6.91	$1,000.00	$1,018.10	$6.96	1.38%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,003.70	$7.01	$1,000.00	$1,018.00	$7.06	1.40%
Value Fund	$1,000.00	$1,017.50	$7.06	$1,000.00	$1,018.00	$7.06	1.40%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,008.10	$6.93	$1,000.00	$1,018.10	$6.96	1.38%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 366 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2016 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/16

Average Annual Total Returns – For Periods Ended March 31, 2016
	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	-7.08%	-10.98%	-8.27%
5 Years	5.51	6.18	2.29
10 Years	4.37	2.28	1.80
Since Inception (6/15/93)	9.18	5.48	4.81
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.37% and 1.38%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2016

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	COMMON STOCKS—80.4%

	Canada—1.1%
90,300	E-L Financial Corp., Ltd.	$47,172,491
558,700	Logan International, Inc.(a)	650,078
1,500,000	National Bank of Canada	49,275,194

		97,097,763

	Chile—1.2%
15,195,200	Antofagasta PLC	102,517,095

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,557,119

	France—10.3%
7,719,256	CNP Assurances	120,555,648
4,304,900	Safran SA	301,599,075
5,561,520	SCOR SE	197,733,920
712,949	Teleperformance SA	62,769,150
4,782,031	Total SA	218,301,345

		900,959,138

	Germany—7.4%
3,792,735	Axel Springer SE	204,733,524
1,936,000	Henkel AG & Company, KGaA	190,546,665
652,000	Krones AG	78,645,076
42,354	KSB AG	16,429,224
63,292	Linde AG	9,235,523
699,000	Muenchener Rueckversicherungs AG	142,382,399

		641,972,411

	Hong Kong—0.7%
5,678,136	Great Eagle Holdings Ltd.	20,570,437
3,374,000	Hang Lung Group Ltd.	9,678,465
29,052,000	Hengdeli Holdings Ltd.	2,397,107
3,050,000	Hongkong & Shanghai Hotels Ltd./The	3,236,168
434,500	Jardine Strategic Holdings Ltd.	12,969,825
8,089,000	Luen Thai Holdings Ltd.	1,355,719
59,000	Miramar Hotel & Investment	101,927
11,264,000	Oriental Watch Holdings	1,379,582
2,561,000	Tai Cheung Holdings Ltd.	1,915,001
	Undisclosed Security(c)	5,248,564

		58,852,795

	Italy—0.5%
144,268	Buzzi Unicem SpA	2,497,243
4,795,392	SOL SpA(d)	42,733,055

		45,230,298

	Japan—1.4%
10,631,300	Ebara Corporation	44,456,702
1,368,700	Honda Motor Company Ltd.	37,580,036
73,800	Lintec Corporation	1,322,418
69,100	Mandom Corporation	3,080,128
1,443,500	NGK Spark Plug Company Ltd.	27,664,033
154,000	Nippon Kanzai Company Ltd.	2,438,899
400,000	Shinko Shoji Company Ltd.	3,861,382
262,800	T. Hasegawa Company Ltd.	3,986,601

		124,390,199

Shares		Value (Note 2)

	Mexico—0.5%
520,112	Coca-Cola Femsa SA de CV, Sponsored ADR(e)	$43,195,302

	Netherlands—8.9%
2,136,174	Akzo Nobel NV	145,813,094
3,160,000	Heineken Holding NV	246,954,897
7,393,313	Royal Dutch Shell PLC, Class A	179,790,436
500,000	Telegraaf Media Groep NV, CVA(a)	2,199,900
15,827,208	TNT Express NV	142,230,966
1,378,910	Unilever NV, CVA	61,887,060

		778,876,353

	Norway—0.6%
24,550	Ekornes ASA	272,324
900,000	Schibsted ASA	26,321,294
900,000	Schibsted ASA, Class B(a)	24,928,517

		51,522,135

	Singapore—3.2%
12,236,000	DBS Group Holdings Ltd.	139,751,730
9,871,400	United Overseas Bank Ltd.	138,328,619

		278,080,349

	South Korea—3.7%
150,900	Daegu Department Store Company Ltd.	1,860,519
210,000	Hyundai Mobis Company Ltd.	45,724,029
1,137,620	Hyundai Motor Company	151,702,562
2,674,400	Kia Motors Corporation	112,953,410
132,553	Samchully Company Ltd.	12,170,396

		324,410,916

	Spain—1.0%
7,400,000	Mediaset España Comunicacion SA	85,212,070

	Sweden—0.0%(b)
63,360	Cloetta AB, B Shares(a)	201,647

	Switzerland—13.3%
2,272,160	ABB Ltd.	44,463,299
388,000	CIE Financiere Richemont AG	25,747,820
218,165	Coltene Holding AG(d)	14,807,837
133,900	Daetwyler Holding AG, Bearer	20,036,412
1,884	Loeb Holding AG	345,264
2,781,120	Nestle SA, Registered	208,660,233
80	Neue Zuercher Zeitung(a)	480,342
3,275,000	Novartis AG, Registered	238,362,136
68,640	Phoenix Mecano AG(d)	30,730,852
1,084,000	Roche Holding AG	267,929,619
248,117	Siegfried Holding AG(d)	45,936,557
432,618	Tamedia AG	74,990,433
807,415	Zurich Insurance Group AG	188,268,960

		1,160,759,764

	Taiwan—0.0%(b)
	Undisclosed Security(c)	599,941

	Thailand—0.9%
14,267,700	Bangkok Bank Public Company Ltd., NVDR	73,001,308

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	United Kingdom—15.4%
1,325,000	British American Tobacco PLC	$77,890,765
4,274,000	Daily Mail & General Trust PLC, Class A	42,755,358
7,854,302	Diageo PLC	212,402,001
42,800,000	G4S PLC	117,250,162
11,598,633	GlaxoSmithKline PLC	235,390,152
2,907,308	Hays PLC	5,056,188
700,000	Headlam Group PLC	5,201,581
20,778,307	HSBC Holdings PLC	129,582,571
1,111,325	Imperial Brands PLC	61,703,895
370,900	Pearson PLC	4,664,571
3,346,355	Provident Financial PLC	142,607,870
25,976,349	Standard Chartered PLC	176,430,093
4,891,800	TT Electronics PLC	10,476,151
2,725,044	Unilever PLC	123,473,966

		1,344,885,324

	United States—10.3%
543,747	AGCO Corp	27,024,226
76,000	Alphabet Inc., Class A(a)	57,980,400
76,208	Alphabet Inc., Class C(a)	56,771,150
75,700	American National Insurance Company	8,743,350
412,200	Avnet Inc.	18,260,460
1,315,780	Bank of New York Mellon Corporation/The	48,460,177
1,094,821	Baxalta, Inc.	44,230,768
1,094,821	Baxter International, Inc.	44,975,247
436	Berkshire Hathaway Inc., Class A(a)	93,064,200
301	Berkshire Hathaway Inc., Class B(a)	42,706
5,214,000	Cisco Systems, Inc.	148,442,580
587,000	ConocoPhillips	23,638,490
1,258,435	Devon Energy Corporation	34,531,456
1,852,170	Halliburton Company	66,159,512
115,635	International Business Machines Corp	17,512,921
865,835	Johnson & Johnson	93,683,347
33,225	NOW Inc.(a)	588,747
918,700	Philip Morris International, Inc.	90,133,657
293,500	Phillips 66	25,414,165

		899,657,559

	TOTAL COMMON STOCKS (Cost $5,282,029,023)	7,012,979,486

	PREFERRED STOCKS—0.5%

	Chile—0.3%
10,000,000	Embotelladora Andina SA	28,406,543

	Croatia—0.1%
166,388	Adris Grupa d.d.	9,835,038

Shares		Value (Note 2)

	Germany—0.1%
279,000	Villeroy & Boch AG	$4,583,022

	TOTAL PREFERRED STOCKS (Cost $36,208,137)	42,824,603

	WARRANTS—0.0%(b)

	Hong Kong—0.0%(b)
11,800	Miramar Hotel & Investment(a) Exercise at HKD 13.50, Expires 01/19/18 (Cost $0)	2,525

	REGISTERED INVESTMENT COMPANY—11.1%
962,490,638	Dreyfus Treasury Prime Cash Management – Institutional Shares (Cost $962,490,638)	962,490,638

Face Value

	U.S. TREASURY BILLS—8.3%
$125,000,000	0.201%(f) due 04/28/16(e)	124,981,484
300,000,000	0.381%(f) due 07/21/16	299,752,500
300,000,000	0.438%(f) due 08/18/16	299,611,500

	TOTAL U.S. TREASURY BILLS (Cost $724,137,568)	724,345,484

TOTAL INVESTMENTS (Cost $7,004,865,366)	100.3%	8,742,642,736
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.6)	(51,378,381)
OTHER ASSETS AND LIABILITIES (Net)	0.3	27,214,691

NET ASSETS	100.0%	$8,718,479,046

(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.
(d)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(e)	This security has been segregated to cover certain open forward contracts. At March 31, 2016, liquid assets totaling $168,176,786 have been segregated to cover such open forward contracts.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
HKD	—	Hong Kong Dollar
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2016

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	10.6%
Insurance	9.2
Banks	8.1
Energy	6.3
Capital Goods	6.3
Beverage	5.8
Media	5.3
Food	4.5
Automobiles & Components	4.3
Materials	3.5
Tobacco	2.7
Technology Hardware & Equipment	2.4
Household & Personal Products	2.2
Diversified Financials	2.2
Commercial Services & Supplies	2.2
Transportation	1.6
Internet Software & Services	1.3
Health Care Equipment & Services	0.7
Real Estate	0.4
Consumer Durables & Apparel	0.3
Software & Services	0.2
Utilities	0.1
Retailing	0.1
Consumer Services	0.1

Total Common Stocks	80.4
Preferred Stocks	0.5
Warrants	0.0 (a)
Registered Investment Company	11.1
U.S. Treasury Bills	8.3
Unrealized Depreciation on Forward Contracts (Net)	(0.6)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2016

Schedule of Forward Exchange Contracts

March 31, 2016

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/16 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a)
40,000,000	Canadian Dollar	NTC	8/15/16	$(30,559,545)	$(30,929,110)	$(369,565)
8,000,000	Canadian Dollar	NTC	8/24/16	(6,102,305)	(6,185,888)	(83,583)
18,000,000	Canadian Dollar	NTC	9/16/16	(13,627,227)	(13,918,624)	(291,397)
26,500,000	Canadian Dollar	NTC	12/8/16	(19,845,728)	(20,495,731)	(650,003)
26,500,000	Canadian Dollar	SSB	12/13/16	(19,625,472)	(20,496,027)	(870,555)
7,000,000,000	Chilean Peso	SSB	4/13/16	(11,068,944)	(10,453,107)	615,837
12,000,000,000	Chilean Peso	SSB	12/1/16	(16,271,186)	(17,523,595)	(1,252,409)
40,000,000	European Union Euro	SSB	4/13/16	(43,732,000)	(45,599,531)	(1,867,531)
115,000,000	European Union Euro	BNY	4/18/16	(123,613,500)	(131,118,084)	(7,504,584)
40,000,000	European Union Euro	NTC	4/22/16	(43,247,200)	(45,611,698)	(2,364,498)
135,000,000	European Union Euro	JPM	8/15/16	(148,979,250)	(154,529,429)	(5,550,179)
70,000,000	European Union Euro	SSB	10/12/16	(79,495,150)	(80,293,645)	(798,495)
65,000,000	European Union Euro	SSB	10/21/16	(74,719,775)	(74,585,334)	134,441
150,000,000	European Union Euro	SSB	11/3/16	(167,593,500)	(172,209,912)	(4,616,412)
90,000,000	European Union Euro	SSB	11/8/16	(100,222,200)	(103,346,711)	(3,124,511)
100,000,000	European Union Euro	NTC	11/10/16	(109,625,000)	(114,838,910)	(5,213,910)
75,000,000	European Union Euro	NTC	11/14/16	(81,406,875)	(86,143,032)	(4,736,157)
75,000,000	European Union Euro	SSB	11/18/16	(81,411,375)	(86,156,886)	(4,745,511)
135,000,000	European Union Euro	NTC	12/13/16	(148,157,100)	(155,238,435)	(7,081,335)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2016

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/16 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
70,000,000	European Union Euro	NTC	1/9/17	$(77,372,750)	$(80,581,569)	$(3,208,819)
75,000,000	European Union Euro	JPM	2/17/17	(85,479,000)	(86,473,274)	(994,274)
100,000,000	European Union Euro	JPM	3/6/17	(111,821,000)	(115,376,850)	(3,555,850)
100,000,000	European Union Euro	NTC	3/8/17	(110,165,000)	(115,386,169)	(5,221,169)
100,000,000	European Union Euro	SSB	3/21/17	(112,640,000)	(115,446,779)	(2,806,779)
20,000,000	Great Britain Pound Sterling	SSB	4/13/16	(29,687,800)	(28,747,032)	940,768
50,000,000	Great Britain Pound Sterling	NTC	4/18/16	(73,575,500)	(71,868,613)	1,706,887
55,000,000	Great Britain Pound Sterling	NTC	4/22/16	(81,927,175)	(79,056,383)	2,870,792
40,000,000	Great Britain Pound Sterling	BNY	5/16/16	(60,942,000)	(57,499,433)	3,442,567
50,000,000	Great Britain Pound Sterling	NTC	5/26/16	(77,575,250)	(71,876,291)	5,698,959
50,000,000	Great Britain Pound Sterling	JPM	5/31/16	(78,243,500)	(71,877,291)	6,366,209
50,000,000	Great Britain Pound Sterling	SSB	6/13/16	(76,602,500)	(71,882,217)	4,720,283
60,000,000	Great Britain Pound Sterling	BNY	6/20/16	(93,259,800)	(86,261,843)	6,997,957
45,000,000	Great Britain Pound Sterling	JPM	9/16/16	(69,385,500)	(64,736,882)	4,648,618
60,000,000	Great Britain Pound Sterling	NTC	11/3/16	(91,863,900)	(86,354,898)	5,509,002
30,000,000	Great Britain Pound Sterling	JPM	11/10/16	(46,095,000)	(43,180,556)	2,914,444
40,000,000	Great Britain Pound Sterling	BNY	12/23/16	(59,600,400)	(57,599,539)	2,000,861
35,000,000	Great Britain Pound Sterling	NTC	3/6/17	(48,944,000)	(50,437,468)	(1,493,468)
45,000,000	Great Britain Pound Sterling	JPM	3/8/17	(62,824,050)	(64,849,508)	(2,025,458)
45,000,000	Great Britain Pound Sterling	SSB	3/27/17	(65,414,250)	(64,862,027)	552,223
2,000,000,000	Japanese Yen	SSB	6/7/17	(16,641,704)	(18,115,252)	(1,473,548)
1,200,000,000	Japanese Yen	JPM	8/21/17	(10,733,904)	(10,914,225)	(180,321)
3,500,000,000	Japanese Yen	JPM	9/6/17	(31,780,219)	(31,861,343)	(81,124)
3,000,000,000	Japanese Yen	BNY	9/19/17	(27,090,482)	(27,329,384)	(238,902)
420,000,000	Mexican Peso	NTC	11/18/16	(24,280,965)	(24,010,459)	270,506
250,000,000	Mexican Peso	BNY	3/8/17	(13,395,847)	(14,157,710)	(761,863)
100,000,000	Norwegian Krone	BNY	11/18/16	(11,582,117)	(12,094,742)	(512,625)
310,000,000	Norwegian Krone	JPM	1/9/17	(35,263,338)	(37,515,248)	(2,251,910)
40,000,000	Singapore Dollar	JPM	4/22/16	(29,405,278)	(29,703,146)	(297,868)
40,000,000	Singapore Dollar	JPM	5/16/16	(29,779,631)	(29,698,920)	80,711
35,000,000	Singapore Dollar	SSB	5/26/16	(26,011,668)	(25,984,501)	27,167
53,000,000	Singapore Dollar	JPM	6/3/16	(38,919,078)	(39,345,324)	(426,246)
45,000,000	Singapore Dollar	BNY	7/7/16	(33,095,536)	(33,396,548)	(301,012)
33,000,000	Singapore Dollar	SSB	8/15/16	(23,661,681)	(24,484,254)	(822,573)
40,000,000	Singapore Dollar	SSB	9/16/16	(27,885,252)	(29,671,375)	(1,786,123)
40,000,000	Singapore Dollar	SSB	12/23/16	(27,881,365)	(29,639,307)	(1,757,942)
40,000,000,000	South Korean Won	JPM	4/28/16	(36,712,404)	(34,951,592)	1,760,812
25,000,000,000	South Korean Won	JPM	5/26/16	(22,595,806)	(21,827,604)	768,202
25,000,000,000	South Korean Won	SSB	6/3/16	(22,359,360)	(21,823,102)	536,258
40,000,000,000	South Korean Won	SSB	8/16/16	(34,125,325)	(34,870,758)	(745,433)
40,000,000,000	South Korean Won	SSB	8/24/16	(33,571,129)	(34,866,397)	(1,295,268)
34,000,000,000	South Korean Won	JPM	10/21/16	(30,120,482)	(29,618,709)	501,773
30,000,000	Swiss Franc	JPM	4/13/16	(31,685,678)	(31,344,840)	340,838
20,000,000	Swiss Franc	SSB	4/22/16	(21,223,537)	(20,904,947)	318,590
20,000,000	Swiss Franc	NTC	6/3/16	(21,520,418)	(20,945,764)	574,654
35,000,000	Swiss Franc	BNY	8/15/16	(36,228,134)	(36,785,572)	(557,438)
75,000,000	Swiss Franc	BNY	11/3/16	(77,542,623)	(79,155,287)	(1,612,664)
100,000,000	Swiss Franc	JPM	11/8/16	(103,298,315)	(105,569,309)	(2,270,994)
100,000,000	Swiss Franc	BNY	11/10/16	(102,422,287)	(105,580,884)	(3,158,597)
70,000,000	Swiss Franc	SSB	11/14/16	(71,050,842)	(73,922,829)	(2,871,987)
70,000,000	Swiss Franc	JPM	11/18/16	(71,028,493)	(73,939,046)	(2,910,553)
40,000,000	Swiss Franc	JPM	12/8/16	(40,867,202)	(42,297,279)	(1,430,077)
50,000,000	Swiss Franc	BNY	12/13/16	(50,958,011)	(52,886,118)	(1,928,107)
44,000,000	Swiss Franc	BNY	3/6/17	(45,421,699)	(46,752,901)	(1,331,202)
100,000,000	Swiss Franc	NTC	3/8/17	(102,495,772)	(106,268,318)	(3,772,546)
45,000,000	Swiss Franc	NTC	3/21/17	(46,454,011)	(47,855,070)	(1,401,059)
340,000,000	Thailand Baht	JPM	5/11/16	(9,956,076)	(9,655,180)	300,896
850,000,000	Thailand Baht	BNY	5/31/16	(24,741,668)	(24,125,795)	615,873
500,000,000	Thailand Baht	JPM	6/8/16	(14,440,433)	(14,189,415)	251,018
200,000,000	Thailand Baht	BNY	8/24/16	(5,428,882)	(5,669,975)	(241,093)

TOTAL				$(4,296,378,359)	$(4,347,756,740)	$(51,378,381)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2016 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/16

Average Annual Total Returns – For Periods Ended March 31, 2016
	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	-6.79%	-8.27%
5 Years	3.65	2.29
Since Inception (10/26/09)	5.24	3.59
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.38% and 1.40%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) had, through December 31, 2014, contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement expired on December 31, 2014. The Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment, such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. As of April 1, 2016, there are no waivers or reimbursements subject to repayment by the Fund. The performance data shown above would have been lower had fees and expenses not been waived and/or reimbursed from October 26, 2009 through December 31, 2014.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2016

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	COMMON STOCKS—87.8%

	Canada—0.6%
3,500	E-L Financial Corp., Ltd.	$1,828,391
192,000	Logan International, Inc.(a)	223,403

		2,051,794

	Chile—1.2%
640,000	Antofagasta PLC	4,317,873

	France—13.5%
194,310	CNP Assurances	3,034,641
167,400	Safran SA	11,727,958
414,885	SCOR SE	14,750,794
77,700	Teleperformance SA	6,840,830
218,433	Total SA	9,971,541

		46,325,764

	Germany—8.3%
177,000	Axel Springer SE	9,554,539
57,210	Henkel AG & Company, KGaA	5,630,772
26,726	Krones AG	3,223,724
29,038	Muenchener Rueckversicherungs AG	5,914,879
36,984	Siemens AG	3,925,815

		28,249,729

	Hong Kong—1.3%
316,349	Great Eagle Holdings Ltd.	1,146,052
3,372,000	Hengdeli Holdings Ltd.	278,227
20,587	Jardine Strategic Holdings Ltd.	614,522
625,000	Luen Thai Holdings Ltd.	104,750
109,796	Miramar Hotel & Investment	189,681
4,448,000	Oriental Watch Holdings	544,778
655,000	Tai Cheung Holdings Ltd.	489,780
	Undisclosed Security(b)	973,178

		4,340,968

	Italy—0.9%
113,408	Buzzi Unicem SpA	1,963,064
50,853	Davide Campari-Milano SpA	509,086
66,455	SOL SpA	592,199

		3,064,349

	Japan—2.2%
551,000	Ebara Corporation	2,304,106
51,200	Honda Motor Company Ltd.	1,405,785
61,700	Lintec Corporation	1,105,599
11,900	Mandom Corporation	530,442
83,600	NGK Spark Plug Company Ltd.	1,602,157
20,200	Nihon Kagaku Sangyo Company Ltd.	142,341
35,400	Shinko Shoji Company Ltd.	341,732

		7,432,162

	Netherlands—9.1%
54,850	Akzo Nobel NV	3,744,006
29,000	Heineken Holding NV	2,266,358
29,400	Heineken NV	2,668,494
178,000	Royal Dutch Shell PLC, Class A	4,328,600
1,222,000	TNT Express NV	10,981,485
161,712	Unilever NV, CVA	7,257,820

		31,246,763

Shares		Value (Note 2)

	Singapore—4.3%
632,053	DBS Group Holdings Ltd.	$7,218,903
950,893	Metro Holdings Ltd.	670,836
478,100	United Overseas Bank Ltd.	6,699,649

		14,589,388

	South Korea—5.2%
22,040	Daegu Department Store Company Ltd.	271,742
10,245	Hyundai Mobis Company Ltd.	2,230,679
53,400	Hyundai Motor Company	7,120,934
164,700	Kia Motors Corporation	6,956,112
13,800	Samchully Company Ltd.	1,267,051

		17,846,518

	Spain—0.7%
200,000	Mediaset España Comunicacion SA	2,303,029

	Switzerland—14.5%
157,355	ABB Ltd.	3,079,235
17,047	Coltene Holding AG	1,157,056
142,100	Nestle SA, Registered	10,661,395
161,339	Novartis AG, Registered	11,742,629
5,015	Phoenix Mecano AG	2,245,268
56,300	Roche Holding AG	13,915,533
2,135	Siegfried Holding AG	395,275
665	Tamedia AG	115,272
26,799	Zurich Insurance Group AG	6,248,856

		49,560,519

	Thailand—1.8%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	6,242,695

	United Kingdom—13.4%
547,600	BAE Systems PLC	4,006,157
30,700	British American Tobacco PLC	1,804,714
238,503	Daily Mail & General Trust PLC, Class A	2,385,887
344,873	Diageo PLC	9,326,318
2,461,232	G4S PLC	6,742,520
4,917	GlaxoSmithKline PLC	99,789
1,149,856	Hays PLC	1,999,750
772,139	HSBC Holdings PLC	4,815,395
116,639	Imperial Brands PLC	6,476,126
167,000	Pearson PLC	2,100,252
831,653	Standard Chartered PLC	5,648,547
144,469	TT Electronics PLC	309,391

		45,714,846

	United States—10.8%
53,840	AGCO Corp	2,675,848
89,387	Avnet, Inc.	3,959,844
11,431	Baxalta, Inc.	461,812
11,431	Baxter International, Inc.	469,585
212,500	Cisco Systems, Inc.	6,049,875
29,399	ConocoPhillips	1,183,898
70,900	Halliburton Company	2,532,548
106,257	Johnson & Johnson	11,497,007
36,100	MasterCard, Inc., Class A	3,411,450
13,661	NOW Inc.(a)	242,073
31,061	Philip Morris International, Inc.	3,047,395
14,700	Phillips 66	1,272,873

		36,804,208

	TOTAL COMMON STOCKS (Cost $271,434,826)	300,090,605

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	PREFERRED STOCKS—0.9%

	Chile—0.8%
940,000	Embotelladora Andina SA	$2,670,215

	Germany—0.1%
648	KSB AG	243,681

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	2,913,896

	WARRANTS—0.0%(c)

	Hong Kong—0.0%(c)
21,959	Miramar Hotel & Investment (a) Exercise at HKD 13.50, Expires 01/19/18 (Cost $0)	4,700

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—11.0%
37,730,211	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $37,730,211)	$37,730,211

TOTAL INVESTMENTS (Cost $312,216,190)	99.7%	340,739,412
OTHER ASSETS AND LIABILITIES (Net)	0.3	987,794

NET ASSETS	100.0%	$341,727,206

(a)	Non-income producing security.
(b)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.
(c)	Amount represents less than 0.1% of the net assets.

Abbreviations:
CVA	—	Certificaaten van aandelen (Share Certificates)
HKD	—	Hong Kong Dollar
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2016

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Capital Goods	9.3
Insurance	9.3
Banks	9.0
Energy	5.7
Automobiles & Components	5.7
Food	5.2
Media	4.8
Commercial Services & Supplies	4.6
Beverage	4.3
Materials	3.5
Tobacco	3.3
Transportation	3.2
Technology Hardware & Equipment	2.6
Household & Personal Products	1.8
Electronic Equipment & Instruments	1.2
Software & Services	1.0
Retailing	0.5
Real Estate	0.5
Health Care Equipment & Services	0.4
Utilities	0.4
Consumer Services	0.3
Consumer Durables & Apparel	0.0	(a)

Total Common Stocks	87.8
Preferred Stocks	0.9
Warrants	0.0	(a)
Registered Investment Company	11.0
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2016

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2016 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/16

Average Annual Total Returns – For Periods Ended March 31, 2016
	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	-8.09%	-4.43%	-4.43%
5 Years	5.58	8.38	8.38
10 Years	4.69	4.43	4.55
Since Inception (12/8/93)	7.98	6.96	7.86
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.37% and 1.38%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index as the benchmark for the Fund. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as its benchmark.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2016

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index (S&P 500) as the Fund’s benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund for periods starting January 1, 2007. (Effective July 29, 2013, the Fund removed the 50% requirement, but continues to use the MSCI World Index (hedged to US$) as its benchmark.) The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	COMMON STOCKS—89.1%

	Chile—1.1%
846,500	Antofagasta PLC	$5,711,061

	France—4.8%
360,300	CNP Assurances	5,626,993
411,111	Total SA	18,767,357

		24,394,350

	Germany—5.5%
164,718	Axel Springer SE	8,891,551
132,780	Henkel AG & Company, KGaA	13,068,588
29,300	Muenchener Rueckversicherungs AG	5,968,246

		27,928,385

	Japan—0.5%
87,000	Honda Motor Company Ltd.	2,388,736

	Netherlands—9.3%
297,000	Heineken Holding NV	23,210,634
638,397	Royal Dutch Shell PLC, Class A	15,524,525
183,946	Unilever NV, ADR	8,218,707

		46,953,866

	Singapore—1.5%
539,000	United Overseas Bank Ltd.	7,553,045

	South Korea—3.2%
86,700	Hyundai Motor Company	11,561,516
102,120	Kia Motors Corporation	4,313,043

		15,874,559

	Switzerland—12.8%
238,000	Nestle SA, Registered, Sponsored ADR	17,757,180
254,363	Novartis AG, Registered	18,513,132
79,800	Roche Holding AG	19,723,970
38,415	Zurich Insurance Group AG	8,957,416

		64,951,698

	United Kingdom—6.7%
143,583	Diageo PLC, Sponsored ADR	15,488,298
939,177	HSBC Holdings PLC	5,857,117
500,000	Standard Chartered PLC	3,395,976
205,000	Unilever PLC, Sponsored ADR	9,261,900

		34,003,291

	United States—43.7%
94,535	3M Company	15,752,367
6,150	Alphabet Inc., Class A(a)	4,691,835
6,166	Alphabet Inc., Class C(a)	4,593,362
44,821	American National Insurance Company	5,176,826
393,000	Bank of New York Mellon Corporation/The	14,474,190

Shares		Value (Note 2)

	United States (continued)
176,890	Baxalta, Inc.	$7,146,356
176,890	Baxter International, Inc.	7,266,641
80	Berkshire Hathaway Inc., Class A(a)	17,076,000
30,626	Berkshire Hathaway Inc., Class B(a)	4,345,217
527,475	Cisco Systems, Inc.	15,017,213
230,068	Comcast Corporation, Class A	14,052,553
161,695	ConocoPhillips	6,511,458
286,520	Devon Energy Corporation	7,862,109
129,850	Emerson Electric Company	7,061,243
307,865	Halliburton Company	10,996,938
137,800	Johnson & Johnson	14,909,960
101,925	MasterCard, Inc., Class A	9,631,913
488,706	MRC Global, Inc.(a)	6,421,597
36,818	National Western Life Insurance Company, Class A	8,491,335
64,800	Philip Morris International, Inc.	6,357,528
55,857	UniFirst Corporation	6,095,116
87,720	Wal-Mart Stores, Inc.	6,007,943
437,085	Wells Fargo & Company	21,137,431

		221,077,131

	TOTAL COMMON STOCKS (Cost $274,149,000)	450,836,122

	REGISTERED INVESTMENT COMPANY—9.3%
47,088,135	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $47,088,135)	47,088,135

Face Value

	U.S. TREASURY BILL—2.7%
$14,000,000	0.519%(b) due 06/09/16(c) (Cost $13,986,328)	13,995,114

TOTAL INVESTMENTS (COST $335,223,463)	101.1%	511,919,371
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.6)	(2,935,311)
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(2,831,870)

NET ASSETS	100.0%	$506,152,190

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2016, liquid assets totaling $13,995,114 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2016

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	11.9%
Energy	11.8
Insurance	11.0
Beverage	7.6
Banks	7.5
Food	7.0
Capital Goods	5.8
Media	4.5
Software & Services	3.7
Automobiles & Components	3.6
Technology Hardware & Equipment	3.0
Diversified Financials	2.9
Household & Personal Products	2.6
Health Care Equipment & Services	1.4
Tobacco	1.3
Commercial Services & Supplies	1.2
Food & Staples Retailing	1.2
Materials	1.1

Total Common Stocks	89.1
Registered Investment Company	9.3
U.S. Treasury Bill	2.7
Unrealized Depreciation on Forward Contracts (Net)	(0.6)
Other Assets and Liabilities (Net)	(0.5)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2016

Schedule of Forward Exchange Contracts

March 31, 2016

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/16 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY (a)
4,000,000	Great Britain Pound Sterling	BNY	5/16/16	$5,798,600	$5,749,943	$(48,657)

FORWARD EXCHANGE CONTRACTS TO SELL (a)
13,000,000	European Union Euro	BNY	4/18/16	$(13,973,700)	$(14,822,044)	$(848,344)
7,000,000	European Union Euro	SSB	11/18/16	(7,598,395)	(8,041,309)	(442,914)
7,000,000	European Union Euro	NTC	12/13/16	(7,682,220)	(8,049,400)	(367,180)
3,000,000	European Union Euro	BNY	12/23/16	(3,284,100)	(3,451,132)	(167,032)
5,000,000	European Union Euro	JPM	3/6/17	(5,591,050)	(5,768,843)	(177,793)
23,000,000	European Union Euro	NTC	3/8/17	(25,337,950)	(26,538,819)	(1,200,869)
4,000,000	Great Britain Pound Sterling	BNY	5/16/16	(6,094,200)	(5,749,943)	344,257
6,500,000	Great Britain Pound Sterling	NTC	5/26/16	(10,084,782)	(9,343,918)	740,864
4,500,000	Great Britain Pound Sterling	JPM	5/31/16	(7,041,915)	(6,468,956)	572,959
1,000,000	Great Britain Pound Sterling	NTC	9/28/16	(1,523,240)	(1,438,716)	84,524
3,000,000	Great Britain Pound Sterling	SSB	12/13/16	(4,528,806)	(4,319,521)	209,285
2,700,000	Great Britain Pound Sterling	BNY	12/23/16	(4,023,027)	(3,887,969)	135,058
130,000,000	Japanese Yen	JPM	8/21/17	(1,162,840)	(1,182,374)	(19,534)
1,250,000	Singapore Dollar	JPM	11/3/16	(887,450)	(926,772)	(39,322)
9,000,000	Singapore Dollar	SSB	12/23/16	(6,273,307)	(6,668,844)	(395,537)
3,000,000,000	South Korean Won	JPM	4/28/16	(2,753,430)	(2,621,370)	132,060
7,500,000,000	South Korean Won	SSB	12/13/16	(6,353,778)	(6,533,207)	(179,429)
3,500,000	Swiss Franc	BNY	4/18/16	(3,650,016)	(3,657,713)	(7,697)
5,500,000	Swiss Franc	NTC	9/28/16	(5,714,286)	(5,793,292)	(79,006)
10,000,000	Swiss Franc	BNY	11/3/16	(10,339,016)	(10,554,038)	(215,022)
8,000,000	Swiss Franc	JPM	11/18/16	(8,117,542)	(8,450,177)	(332,635)
13,000,000	Swiss Franc	BNY	12/13/16	(13,249,083)	(13,750,391)	(501,308)
3,500,000	Swiss Franc	NTC	3/8/17	(3,587,352)	(3,719,391)	(132,039)

TOTAL				$(158,851,485)	$(161,738,139)	$(2,886,654)

Unrealized Depreciation on Forward Contracts (Net)						$(2,935,311)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2016 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$)

9/5/07 through 3/31/16

Average Annual Total Returns – For Periods Ended March 31, 2016
	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	-9.03%	-3.45%
5 Years	3.48	6.51
Since Inception (9/5/07)	2.41	2.82
Total Annual Fund Operating Expense Ratios as of 3/31/15 and 3/31/16 were 1.36% and 1.38%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from September 5, 2007 through December 31, 2013.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2016

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2016

Shares		Value (Note 2)

	COMMON STOCKS—95.7%

	France—14.1%
73,530	Cie Generale des Etablissements Michelin	$7,535,329
458,685	CNP Assurances	7,163,523
35,000	Safran SA	2,452,082
326,000	SCOR SE	11,590,583
399,708	Total SA	18,246,806

		46,988,323

	Germany—11.2%
299,650	Axel Springer SE	16,175,241
28,700	Muenchener Rueckversicherungs AG	5,846,030
145,500	Siemens AG	15,444,681

		37,465,952

	Netherlands—4.2%
582,108	Royal Dutch Shell PLC, Class A	14,155,691

	Singapore—7.5%
927,852	DBS Group Holdings Ltd.	10,597,329
1,037,000	United Overseas Bank Ltd.	14,531,554

		25,128,883

	Switzerland—20.7%
378,000	ABB Ltd.	7,396,982
246,000	Nestle SA, Registered	18,456,743
198,545	Novartis AG, Registered	14,450,568
69,600	Roche Holding AG	17,202,861
51,000	Zurich Insurance Group AG	11,891,923

		69,399,077

	Thailand—0.6%
386,200	Bangkok Bank Public Company Ltd., NVDR	1,976,009

Shares		Value (Note 2)

	United Kingdom—15.4%
525,899	Diageo PLC	$14,221,760
4,343,059	G4S PLC	11,897,766
781,111	GlaxoSmithKline PLC	15,852,371
1,540,208	HSBC Holdings PLC	9,605,408

		51,577,305

	United States—22.0%
533,350	Cisco Systems, Inc.	15,184,475
165,440	ConocoPhillips	6,662,269
136,525	Johnson & Johnson	14,772,005
89,405	Philip Morris International, Inc.	8,771,524
306,000	Verizon Communications, Inc.	16,548,480
241,400	Wells Fargo & Company	11,674,104

		73,612,857

	TOTAL COMMON STOCKS (Cost $276,359,343)	320,304,097

	REGISTERED INVESTMENT COMPANY—7.0%
23,399,511	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $23,399,511)	23,399,511

TOTAL INVESTMENTS (Cost $299,758,854)	102.7%	343,703,608
OTHER ASSETS AND LIABILITIES (Net)	(2.7)	(9,082,279)

NET ASSETS	100.0%	$334,621,329

Abbreviations:
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2016

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	18.6%
Banks	14.5
Energy	11.7
Insurance	10.9
Capital Goods	7.6
Food	5.5
Telecommunication Services	5.0
Media	4.8
Technology Hardware & Equipment	4.5
Beverage	4.2
Commercial Services & Supplies	3.6
Tobacco	2.6
Automobiles & Components	2.2

Total Common Stocks	95.7
Registered Investment Company	7.0
Other Assets and Liabilities (Net)	(2.7)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2016

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2016

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost(a)	$7,004,865,366	$312,216,190	$335,223,463	$299,758,854

Investments in unaffiliated issuers, at value (Note 2)	$8,608,434,435	$340,739,412	$511,919,371	$343,703,608
Investments in affiliated issuers, at value (Note 4)	134,208,301	—	—	—
Cash	109,820	—	—	—
Foreign currency(b)	—	191	16	224
Dividends and interest receivable	27,485,135	897,602	1,072,112	1,319,547
Receivable for investment securities sold	—	453,445	—	—
Recoverable foreign withholding taxes	10,173,337	534,114	846,056	923,170
Receivable for Fund shares sold	23,507,959	276,337	268,034	29,597
Unrealized appreciation of forward exchange contracts (Note 2)	55,467,146	—	2,219,007	—
Prepaid expense	69,048	3,239	4,521	4,197

Total Assets	$8,859,455,181	$342,904,340	$516,329,117	$345,980,343

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$106,845,527	$—	$5,154,318	$—
Payable for Fund shares redeemed	22,861,474	760,217	4,545,509	10,965,075
Investment advisory fee payable (Note 3)	5,848,510	228,830	343,722	238,245
Shareholder servicing and administration fees payable (Note 3)	259,047	10,869	16,172	11,586
Payable for investment securities purchased	971,042	3,242	—	—
Due to custodian	4,801	—	—	—
Accrued foreign capital gains taxes	2,451,880	93,386	—	52,810
Accrued expenses and other payables	1,733,854	80,590	117,206	91,298

Total Liabilities	140,976,135	1,177,134	10,176,927	11,359,014

NET ASSETS	$8,718,479,046	$341,727,206	$506,152,190	$334,621,329

NET ASSETS consist of
Undistributed net investment income	$14,477,254	$635,609	$1,840,113	$2,209,966
Accumulated net realized loss on securities, forward exchange contracts and foreign currencies	(130,203,956)	(20,313,802)	(3,480,198)	(4,933,402)
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	1,686,938,452	28,549,424	173,792,233	43,982,154
Paid-in capital	7,147,267,296	332,855,975	334,000,042	293,362,611

Total Net Assets	$8,718,479,046	$341,727,206	$506,152,190	$334,621,329

CAPITAL STOCK (common stock outstanding)	364,886,858	26,528,153	25,942,944	38,224,226

NET ASSET VALUE offering and redemption price per share	$23.89	$12.88	$19.51	$8.75

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $71,225,516, $0, $0 and $0, respectively (Note 4).

(b)	Foreign currency held at cost for the Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $192, $16 and $226, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2016

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$219,602,695	$10,990,535	$13,625,803	$16,740,045
Less foreign withholding taxes	(17,671,178)	(935,550)	(892,068)	(1,017,494)
Interest	1,396,839	17,702	44,899	12,894

Total Investment Income	203,328,356	10,072,687	12,778,634	15,735,445

EXPENSES
Investment advisory fee (Note 3)	115,374,949	5,028,311	6,988,161	5,659,047
Custodian fees (Note 3)	3,327,012	190,029	115,050	150,731
Transfer agent fees (Note 3)	3,176,509	95,091	252,260	124,864
Fund administration and accounting fees (Note 3)	1,871,869	84,132	115,930	94,263
Shareholder servicing and administration fees (Note 3)	1,135,971	51,981	68,089	52,146
Legal and audit fees	571,711	25,496	34,403	24,372
Directors’ fees and expenses (Note 3)	468,804	21,086	29,451	24,002
Other	639,135	63,658	64,372	69,392

Total expenses before waivers	126,565,960	5,559,784	7,667,716	6,198,817

Investment advisory fees recouped (Note 3)	—	10,496	—	—

Net Expenses	126,565,960	5,570,280	7,667,716	6,198,817

NET INVESTMENT INCOME	76,762,396	4,502,407	5,110,918	9,536,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities	(138,880,447)	(13,190,144)	1,932,251	13,497,498
Forward exchange contracts	415,586,588	—	16,450,930	—
Foreign currencies and net other assets	(2,761,758)	(43,153)	(107,066)	(102,427)

Net realized gain (loss) on investments during the year	273,944,383	(13,233,297)	18,276,115	13,395,071

Net change in unrealized appreciation (depreciation) of:
Securities(b)	(555,165,915)	(22,365,796)	(51,899,452)	(64,419,595)
Forward exchange contracts	(473,908,084)	—	(18,753,119)	—
Foreign currencies and net other assets	1,772,093	85,986	127,296	176,277

Net change in unrealized appreciation (depreciation) of investments	(1,027,301,906)	(22,279,810)	(70,525,275)	(64,243,318)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(753,357,523)	(35,513,107)	(52,249,160)	(50,848,247)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(676,595,127)	$(31,010,700)	$(47,138,242)	$(41,311,619)

(a)	Dividend income on securities from affiliated issuers for Global Value Fund was $1,816,439 (Note 4).
(b)	Net of decrease in accrued foreign capital gain taxes of $494,888, $32,887, $0 and $12,296, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015
INVESTMENT ACTIVITIES:
Net investment income	$76,762,396	$81,938,290	$4,502,407	$4,821,656

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	273,944,383	217,741,097	(13,233,297)	(4,972,577)

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other asset	(1,027,301,906)	21,696,339	(22,279,810)	(26,535,650)

Net increase (decrease) in net assets resulting from operations	(676,595,127)	321,375,726	(31,010,700)	(26,686,571)

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(73,955,849)	(106,756,789)	(5,007,006)	(5,873,377)

Distributions to shareholders from net realized gain on investments	(349,448,443)	(212,219,568)	–	–

Total distributions	(423,404,292)	(318,976,357)	(5,007,006)	(5,873,377)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	214,457,430	1,623,476,254	(69,359,807)	36,165,003

Redemption fees	165,526	224,773	1,267	115,944

Net increase (decrease) in net assets	(885,376,463)	1,626,100,396	(105,376,246)	3,720,999

NET ASSETS
Beginning of year	9,603,855,509	7,977,755,113	447,103,452	443,382,453

End of year	$8,718,479,046	$9,603,855,509	$341,727,206	$447,103,452

Undistributed net investment income at end of year	$14,477,254	$16,867,494	$635,609	$604,772

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015
INVESTMENT ACTIVITIES:
Net investment income	$5,110,918	$6,242,912	$9,536,628	$13,464,100

Net realized gain on securities, forward exchange contracts and currency transactions	18,276,115	16,721,959	13,395,071	44,091,173

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	(70,525,275)	(3,028,380)	(64,243,318)	(71,280,403)

Net increase (decrease) in net assets resulting from operations	(47,138,242)	19,936,491	(41,311,619)	(13,725,130)

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(5,466,225)	(6,963,766)	(10,951,776)	(14,370,762)

Distributions to shareholders from net realized gain on investments	(16,577,477)	(39,989,012)	(33,147,113)	(35,511,662)

Total distributions	(22,043,702)	(46,952,778)	(44,098,889)	(49,882,424)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(43,823,781)	8,174,361	(148,510,928)	(122,638,996)

Redemption fees	—	—	2,471	1,334

Net decrease in net assets	(113,005,725)	(18,841,926)	(233,918,965)	(186,245,216)

NET ASSETS
Beginning of year	619,157,915	637,999,841	568,540,294	754,785,510

End of year	$506,152,190	$619,157,915	$334,621,329	$568,540,294

Undistributed net investment income at end of year	$1,840,113	$2,312,972	$2,209,966	$3,753,733

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12
Net asset value, beginning of year	$26.97	$26.98		$25.11		$23.79	$24.16

Income from investment operations:
Net investment income	0.22	0.24		0.32		0.35	0.42
Net realized and unrealized gain (loss) on investments	(2.09)	0.74		2.73		3.61	0.19

Total from investment operations	(1.87)	0.98		3.05		3.96	0.61

Distributions:
Dividends from net investment income	(0.21)	(0.33)		(0.32)		(0.35)	(0.42)
Distributions from net realized gains	(1.00)	(0.66)		(0.86)		(2.29)	(0.56)

Total distributions	(1.21)	(0.99)		(1.18)		(2.64)	(0.98)

Redemption fees(a)	0.00	0.00		0.00		0.00	0.00

Net asset value, end of year	$23.89	$26.97		$26.98		$25.11	$23.79

Total return(b)	(7.08)%	3.69	%(c)	12.25	%(c)	17.48%	2.92%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,718,479	$9,603,856		$7,977,755		$5,925,629	$4,759,273
Ratio of operating expenses to average net assets	1.37%	1.36%		1.37%		1.38%	1.38%
Ratio of net investment income to average net assets	0.83%	0.94%		1.30%		1.45%	1.80%
Portfolio turnover rate	1%	8%		4%		16%	9%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12
Net asset value, beginning of year	$14.02	$14.90		$13.18		$11.69	$11.52

Income from investment operations:
Net investment income	0.17	0.15		0.15		0.23	0.10
Net realized and unrealized gain (loss) on investments	(1.12)	(0.84)		1.72		1.49	0.20

Total from investment operations	(0.95)	(0.69)		1.87		1.72	0.30

Distributions:
Dividends from net investment income	(0.19)	(0.19)		(0.15)		(0.22)	(0.08)
Distributions from net realized gains	—	—		—		(0.01)	(0.05)

Total distributions	(0.19)	(0.19)		(0.15)		(0.23)	(0.13)

Redemption fees(a)	0.00	0.00		0.00		0.00	0.00

Net asset value, end of year	$12.88	$14.02		$14.90		$13.18	$11.69

Total return(b)	(6.79)%	(4.72	)%(c)	14.27	%(c)	14.77%	2.68%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$341,727	$447,103		$443,382		$282,375	$275,337
Ratio of operating expenses to average net assets	1.38%	1.37%		1.37%		1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.38%	1.36%		1.37%		1.39%	1.40%
Ratio of net investment income to average net assets	1.12%	1.00%		1.23%		1.74%	1.07%
Portfolio turnover rate	14%	9%		4%		28%	5%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12
Net asset value, beginning of year	$22.14	$23.21	$21.68	$19.35	$19.46

Income from investment operations:
Net investment income	0.20	0.24	0.27	0.20	0.27
Net realized and unrealized gain (loss) on investments	(1.97)	0.47	2.81	3.05	0.31

Total from investment operations	(1.77)	0.71	3.08	3.25	0.58

Distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.21)	(0.20)	(0.25)
Distributions from net realized gains	(0.65)	(1.52)	(1.34)	(0.72)	(0.44)

Total distributions	(0.86)	(1.78)	(1.55)	(0.92)	(0.69)

Net asset value, end of year	$19.51	$22.14	$23.21	$21.68	$19.35

Total return(a)	(8.09)%	3.08%	14.38%	17.24%	3.26%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$506,152	$619,158	$638,000	$600,335	$480,060
Ratio of operating expenses to average net assets	1.37%	1.36%	1.37%	1.39%	1.40%
Ratio of net investment income to average net assets	0.91%	0.98%	1.17%	1.04%	1.42%
Portfolio turnover rate	7%	6%	7%	8%	10%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12
Net asset value, beginning of year	$10.84	$12.01	$10.67	$9.75	$9.52

Income from investment operations:
Net investment income	0.21 (c)	0.25	0.23	0.19	0.20
Net realized and unrealized gain (loss) on investments	(1.15)	(0.50)	1.33	0.89	0.21

Total from investment operations	(0.94)	(0.25)	1.56	1.08	0.41

Distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.20)	(0.16)	(0.18)
Distributions from net realized gains	(0.89)	(0.67)	(0.02)	—	—

Total distributions	(1.15)	(0.92)	(0.22)	(0.16)	(0.18)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$8.75	$10.84	$12.01	$10.67	$9.75

Total return(b)	(9.03)%	(2.23)%	14.81%	11.32%	4.35%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$334,621	$568,540	$754,786	$666,851	$537,309
Ratio of operating expenses to average net assets	1.37%	1.35%	1.36%	1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.37%	1.35%	1.36%	1.37%	1.37%
Ratio of net investment income to average net assets	2.11%	1.96%	2.07%	1.88%	2.11%
Portfolio turnover rate	5%	7%	10%	12%	6%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized utilizing values at the end of the period. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2016. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

	Global Value Fund
	Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Canada	$97,097,763	$49,275,194	$47,822,569	$—
Switzerland	1,160,759,764	1,159,934,158	825,606	—
All Other Countries	5,755,121,959	5,755,121,959	—	—
Preferred Stocks	42,824,603	42,824,603	—	—
Warrants	2,525	2,525	—	—
Registered Investment Company	962,490,638	962,490,638	—	—
U.S. Treasury Bills	724,345,484	—	724,345,484	—

Total Investments in Securities	8,742,642,736	7,969,649,077	772,993,659	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	55,467,146	—	55,467,146	—
Liability
Unrealized depreciation of forward exchange contracts	(106,845,527)	—	(106,845,527)	—

Total	$8,691,264,355	$7,969,649,077	$721,615,278	$—

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Canada	$2,051,794	$—	$2,051,794	$—
All Other Countries	298,038,811	298,038,811	—	—
Preferred Stocks	2,913,896	2,913,896	—	—
Warrants	4,700	4,700	—	—
Registered Investment Company	37,730,211	37,730,211	—	—

Total	$340,739,412	$338,687,618	$2,051,794	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Value Fund
	Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$450,836,122	$450,836,122	$—	$—
Registered Investment Company	47,088,135	47,088,135	—	—
U.S. Treasury Bill	13,995,114	—	13,995,114	—

Total Investments in Securities	511,919,371	497,924,257	13,995,114	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	2,219,007	—	2,219,007	—
Liability
Unrealized depreciation of forward exchange contracts	(5,154,318)	—	(5,154,318)	—

Total	$508,984,060	$497,924,257	$11,059,803	$—

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$343,703,608	$343,703,608	$—	$—

As of March 31, 2016, securities with end of period values of $995,342 and $223,403, held by Global Value Fund and Global Value Fund II – Currency Unhedged, respectively, were transferred from Level 1 into Level 2 due to no trading volume on that day.

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2016 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation/depreciation of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes.    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the

Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2016, the Investment Adviser earned $115,374,949, $5,028,311, $6,988,161 and $5,659,047 in fees from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

Prior to December 31, 2014, the Investment Adviser had contractually agreed to waive its investment advisory fee and/or to reimburse expenses of Global Value Fund II – Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage costs, interest, taxes and extraordinary expenses) at no more than 1.37% of the Fund’s average daily net assets. This arrangement expired on December 31, 2014. In this arrangement, Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that, after giving effect to such repayment, the Fund’s adjusted total annual fund operating expenses would not exceed 1.37% of the Fund’s average daily net assets on an annualized basis. During the fiscal year ended March 31, 2016, the Investment Adviser recouped $10,496 from Global Value Fund II – Currency Unhedged. As of April 1, 2016, there are no waivers or reimbursements subject to repayment by the Fund.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, BNY Mellon Investment

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Servicing (US) Inc. (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $115,000 annually, in quarterly increments of $28,750, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $20,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2016, one shareholder owned 10.7% of Global Value Fund II – Currency Unhedged’s outstanding shares; two shareholders owned 15.1% of Value Fund’s outstanding shares; and three shareholders owned 28.2% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2016:

Shares Held at 3/31/15	Name of Issuer	Value at 3/31/15	Purchase Cost	Sales Proceeds	Value at 3/31/16	Shares Held at 3/31/16	Dividend Income 4/1/15 to 3/31/16	Net Realized Gain (Loss) 4/1/15 to 3/31/16
218,165	Coltene Holding AG	$16,789,698	$—	$—	$14,807,837	218,165	$—	$—
68,640	Phoenix Mecano AG	38,160,815	—	—	30,730,852	68,640	919,672	—
248,117	Siegfried Holding AG	37,985,172	—	—	45,936,557	248,117	387,239	—
4,795,392	SOL SpA	38,935,843	—	—	42,733,055	4,795,392	509,528	—
		$131,871,528	$—	$—	$134,208,301		$1,816,439	$—

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2016, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$1,158,599,976	$45,660,243	$35,366,306	$20,951,069
Sales	$77,116,415	$69,498,736	$46,559,277	$146,797,412

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund.

Redemptions, including exchanges, made prior to September 1, 2015 were subject to the same redemption fee if held less than 60 days.

During the period August 12, 2014 through January 31, 2016, Global Value Fund II – Currency Unhedged was closed

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

to most new investors. Effective February 1, 2016 the Fund reopened to all new investors.

Changes in shares outstanding for the year ended March 31, 2016 were as follows:

	Global Value Fund
	Shares	Amount

Sold	80,768,091	$2,036,815,258
Reinvested	15,155,324	373,438,482
Redeemed	(87,099,963)	(2,195,796,310)
Net Increase	8,823,452	$214,457,430

	Global Value Fund II – Currency Unhedged
	Shares	Amount

Sold	6,152,235	$83,500,293
Reinvested	317,347	4,162,030
Redeemed	(11,831,490)	(157,022,130)
Net Decrease	(5,361,908)	$(69,359,807)

	Value Fund
	Shares	Amount

Sold	1,768,581	$37,830,480
Reinvested	1,047,160	20,975,772
Redeemed	(4,839,534)	(102,630,033)
Net Decrease	(2,023,793)	$(43,823,781)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount

Sold	3,025,682	$28,511,397
Reinvested	4,710,041	43,216,470
Redeemed	(21,945,194)	(220,238,795)
Net Decrease	(14,209,471)	$(148,510,928)

Changes in shares outstanding for the year ended March 31, 2015 were as follows:

	Global Value Fund
	Shares	Amount
Sold	91,217,207	$2,459,334,017
Reinvested	10,740,134	281,176,703
Redeemed	(41,532,837)	(1,117,034,466)
Net Increase	60,424,504	$1,623,476,254

	Global Value Fund II – Currency Unhedged
	Shares	Amount

Sold	12,154,015	$180,053,991
Reinvested	347,059	4,865,763
Redeemed	(10,358,709)	(148,754,751)
Net Increase	2,142,365	$36,165,003

	Value Fund
	Shares	Amount
Sold	1,207,272	$27,870,588
Reinvested	2,005,235	44,255,539
Redeemed	(2,737,185)	(63,951,766)
Net Increase	475,322	$8,174,361

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	3,546,131	$41,750,026
Reinvested	4,295,591	47,825,441
Redeemed	(18,252,419)	(212,214,463)
Net Decrease	(10,410,697)	$(122,638,996)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2016 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$74,111,906	$5,007,006	$5,497,912	$10,977,968
Short-term capital gain	73,241,338	—	319,219	—
Ordinary income	147,353,244	5,007,006	5,817,131	10,977,968
Long-term capital gain	276,051,048	—	16,226,571	33,120,921
Total Distributions	$423,404,292	$5,007,006	$22,043,702	$44,098,889

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2015 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$106,756,789	$5,873,377	$6,963,766	$14,370,762
Short-term capital gain	45,614,267	—	5,724,021	—
Ordinary income	152,371,056	5,873,377	12,687,787	14,370,762
Long-term capital gain	166,605,301	—	34,264,991	35,511,662
Total Distributions	$318,976,357	$5,873,377	$46,952,778	$49,882,424

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$17,142,993	$977,023	$1,840,113	$2,237,520
Undistributed realized gain	—	—	—	—
Unrealized appreciation/ (depreciation)	1,731,530,904	28,011,508	176,292,670	43,937,328
Accumulated capital and other losses	(177,462,147)	(20,115,213)	(5,980,635)	(4,888,576)
Total	$1,571,211,750	$8,873,318	$172,152,148	$41,286,272

The Funds may have temporary or permanent book/tax differences. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations, capital loss carryforwards, mark-to-market on forward contracts, and mark-to-market on passive foreign investment companies. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2016, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, sales of passive foreign investment companies and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$(5,196,787)	$535,436	$(117,552)	$(128,619)
Undistributed net realized gain (loss)	5,196,787	(535,436)	117,552	128,619
Paid-in capital	—	—	—	—

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2016, Global Value Fund had a short-term and a long-term capital loss carryforward of $55,535,799 and $121,926,348, respectively, and Global Value Fund II – Currency Unhedged had a short-term and a long-term capital loss carryforward of $9,018,031 and $11,097,182, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2016, the Funds did not utilize any capital loss carryforwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2016, the Funds deferred to April 1, 2016 late year capital and ordinary losses of:

Fund	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$—	$ —
Global Value Fund II – Currency Unhedged	—	—
Value Fund	5,980,635	—
Worldwide High Dividend Yield Value Fund	4,888,576	—

As of March 31, 2016, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes was as follows:

Global Value Fund	$7,007,294,103
Global Value Fund II – Currency Unhedged	$312,754,106
Value Fund	$335,223,478
Worldwide High Dividend Yield Value Fund	$299,803,680

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2016 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$2,552,563,324	$(817,214,691)	$1,735,348,633
Global Value Fund II – Currency Unhedged	72,075,248	(44,089,942)	27,985,306
Value Fund	208,731,905	(32,036,012)	176,695,893
Worldwide High Dividend Yield Value Fund	71,167,407	(27,267,479)	43,899,928

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

8. Derivative Instruments

During the year ended March 31, 2016, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2016, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2016:

	Global Value Fund	Value Fund
Average Notional Amount	$(4,545,834,361)	$(177,466,817)
Notional Amount at March 31, 2016	$(4,296,378,359)	$(153,052,885)

The following table presents the value of derivatives held as of March 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$55,467,146	$2,219,007

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$106,845,527	$5,154,318

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2016, by primary risk exposure:

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$415,586,588	$16,450,930

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(473,908,084)	$(18,753,119)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2016:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Derivative Assets – Net(b)
Global Value Fund
BNY	$13,057,258	$13,057,258	$ —
JPM	17,933,521	17,933,521	—
NTC	16,630,800	16,630,800	—
SSB	7,845,567	7,845,567	—
Total	$55,467,146	$55,467,146	$ —

Value Fund
BNY	$479,315	$479,315	$ —
JPM	705,019	569,284	135,735
NTC	825,388	825,388	—
SSB	209,285	209,285	—
Total	$2,219,007	$2,083,272	$135,735

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2016:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$18,148,087	$13,057,258	$5,090,829
JPM	21,974,854	17,933,521	4,041,333
NTC	35,887,509	16,630,800	19,256,709
SSB	30,835,077	7,845,567	22,989,510
Total	$106,845,527	$55,467,146	$51,378,381

Value Fund
BNY	$1,788,060	$479,315	$1,308,745
JPM	569,284	569,284	—
NTC	1,779,094	825,388	953,706
SSB	1,017,880	209,285	808,595
Total	$5,154,318	$2,083,272	$3,071,046

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default
(c)	Net amount represents the net payable due to counterparty in the event of default

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. On September 23, 2013, the claims asserted by the noteholders were dismissed by the U.S. District Court. The District Court’s decision was appealed by both plaintiffs and defendants to the U.S. Court of Appeals for the Second Circuit. On November 5, 2014, after briefing was completed, the Second Circuit Court of Appeals heard oral arguments. On March 29, 2016 the Second Circuit issued its revised opinion affirming the District Court’s dismissal of the noteholder actions. The time for plaintiff noteholders to file a petition for rehearing or a motion for reconsideration with the Second Circuit or a petition for writ of certiorari with the United States Supreme Court has not yet expired. The claims by the litigation trust are still pending in pre-trial proceedings before the District Court. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. A scheduling order was entered by the District Court on April 25, 2014 related to a motion to dismiss the entire case contemplated by certain primary defendants. Briefing in connection with this potentially case dispositive motion was completed on July 3, 2014. The timetable for a decision is unknown. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 20, 2016

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Fund by Managing Directors and Employees of the Investment Adviser

As of March 31, 2016, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $112.5 million, $4.9 million, $64.6 million and $6.3 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2016

For shareholders who do not have a March 31, 2016 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2017 reporting the amounts and tax characterization of distributions for the 2016 calendar year.

For the fiscal year ended March 31, 2016, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$276,051,048
Global Value Fund II – Currency Unhedged	$—
Value Fund	$16,226,571
Worldwide High Dividend Yield Value Fund	$33,120,921

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2016, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	10.87%
Global Value Fund II – Currency Unhedged	13.82%
Value Fund	70.17%
Worldwide High Dividend Yield Value Fund	31.32%

For the fiscal year ended March 31, 2016, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	98.36%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2016, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$205,293,353	$0.5626
Foreign Taxes	10,736,775	0.0294

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$10,318,916	$0.3890
Foreign Taxes	591,911	0.0223

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$13,465,602	$0.3523
Foreign Taxes	511,809	0.0134

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

5. Shareholder Voting Results

On January 14, 2016, the Company held a special Meeting of Stockholders for the following purpose: to elect nine members of the Board of Directors of the Company to serve until the next Stockholder meeting and until their successors are elected and qualified (the “Proposal”). The Proposal was approved by the stockholders and the results of the voting are as follows:

Proposal: Election of Directors

	FOR	WITHHELD
Paul F. Balser	315,772,810.920	8,433,478.322
Bruce A. Beal	315,630,514.031	8,575,775.211
William H. Browne	216,385,597.274	107,820,691.968
Robert C. Elliot	316,294,934.710	7,911,354.532
Jack E. Fockler	316,373,955.755	7,832,333.487
John C. Hover II	315,910,027.988	8,296,261.254
Richard B. Salomon	316,195,182.254	8,011,106.988
Thomas H. Shrager	216,531,653.776	107,674,635.466
Robert Q. Wyckoff, Jr.	206,577,169.044	117,629,120.198

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 74 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Cheyenne Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014

Bruce A. Beal Age: 79 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliot Age: 69 Director	Since January 2016	Vice Chairman, since March 2014 and Board Member since May 2011, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 57 Director	Since January 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from October 1989 to June 2015 and Senior Advisor since July 2015, Royce & Associates, LP.	4	None

John C. Hover II Age: 72 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds through July 2015

Richard B. Salomon Age: 68 Director	Since 1996	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013.	4	None

		INTERESTED DIRECTORS[3]

William H. Browne Age: 71 Vice President and Director	Vice President – Since July 2009; Chairman of the Board from July 2009 – March 2016; Director – Since March 2009; previously served as a Director of the Company from 1993-1997	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager Age: 58 President and Director	President – Since July 2009; Director – Since April 2008	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Robert Q. Wyckoff, Jr. Age: 63 Chairman, Vice President and Director	Chairman and Vice President – Since March 2016; Treasurer from December 2002 – March 2016; Director – Since March 2015	Managing Director, Tweedy, Browne Company LLC.	4	N/A

1	Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years

Roger R. de Bree Age: 53 Treasurer	Since March 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 39 Chief Compliance Officer and Assistant Secretary	Since 2013	Chief Compliance Officer, Tweedy, Browne Fund Inc., and Associate General Counsel, Tweedy, Browne Company LLC (since 2013); Associate, Dechert LLP (2002-2013).

Patricia A. Rogers Age: 49 Vice President and Secretary	Since 2013

General Counsel and Chief Compliance Officer (since 2014) and Associate General Counsel (1998-2013), Tweedy, Browne Company LLC; Chief Compliance Officer (2004-2013) and Chief Operating Officer (2013-2014), Tweedy, Browne Fund Inc.

John D. Spears Age: 67 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN-0316

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,120 for 2015 and $230,500 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $42,500 for 2015 and $50,700 for 2016.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $125,189 for 2015 and $68,015 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 18, 2016

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	May 18, 2016

* Print the name and title of each signing officer under his or her signature.